                                                                    Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Alberto R. Santa Ines, Chief Financial Officer of Abaxis, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the amended Annual Report on Form 10-K/A of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of March 31, 2003.

Dated:  July 8, 2003

                           /s/ Alberto R. Santa Ines
                           Alberto R. Santa Ines
                           Chief Financial Officer and Vice President of Finance